EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of El Capitan Precious Metals, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Charles C. Mottley, Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

Date: January 13, 2011	/s/ Charles C. Mottley
Charles C. Mottley
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to El Capitan Precious Metals, Inc. and will be retained by El Capitan Precious Metals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.